SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2004

FREEPORT-McMoRan COPPER & GOLD INC.

           Delaware

  1-9916

                      74-2480931

       (State or other

(Commission

        (IRS Employer

        jurisdiction of

  File Number)

         Identification

        incorporation or

         Number)

        organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 12. Results of Operations and Financial Condition.

Freeport-McMoRan Copper & Gold Inc. (FCX) issued a press release dated April 20, 2004, announcing its first-quarter 2004 results (see exhibit 99.1) and presented slides (see exhibit 99.2) on its web site that accompanied its April 20, 2004, earnings conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: \s\ C. Donald Whitmire, Jr.

     ----------------------------------------

           C. Donald Whitmire, Jr.

      Vice President and Controller -

         Financial Reporting

         (authorized signatory and

        Principal Accounting Officer)

Date:  April 20, 2004

Freeport-McMoRan Copper & Gold Inc.

Exhibit Index

Exhibit

Number

99.1	Press release dated April 20, 2004, titled “Freeport-McMoRan Copper & Gold Inc. Reports First-Quarter 2004 Results and Resumption of Mining in Higher-Grade Ore Areas of the Grasberg Open Pit.”

99.2	Slides presented in conjunction with April 20, 2004, FCX first-quarter 2004 earnings conference call conducted via the internet.